UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  June 4, 2004
                                                          ------------

                                 ENDOVASC, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

               000-28371                            76-0512500
        (Commission File Number)          (IRS Employer Identification No.)

         550 CLUB DRIVE, SUITE 440
              MONTGOMERY, TEXAS                       77316
    (Address of Principal Executive Offices)        (Zip Code)

                                 (936) 582-5920
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

     On Wednesday, May 26, 2004, David P. Summers tendered his resignation, in writing, from all positions with Endovasc, Inc., effective close of the business day, May 27, 2004.

     A Special Meeting of the Board of Directors was duly noticed, called and held. The resignation of Dr. David P. Summers was accepted by the Board of Directors, effective, May 27, 2004.

     Endovasc, Inc. will continue to concentrate its efforts on the Human Clinical Trials and Research and focus on bringing these products to market.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                               ENDOVASC, INC.


Date:  June 4, 2004                     By:    /s/ Diane Dottavio
       ------------                            ------------------------------
                                               Diane Dottavio,
                                               Chief Executive Officer


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